UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2026

HERITAGE INSURANCE HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36462	45-5338504
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1401 N. Westshore Blvd Tampa, Florida	33607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 362-7200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HRTG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Heritage Insurance Holdings, Inc. (the “Company”) held its annual meeting of stockholders on June 10, 2026 (the “Annual Meeting”). The matters voted on at the Annual Meeting and the final voting results as to each such matter are set forth below.

Proposal No. 1: Election of Directors

The following nominees were elected to the Board of Directors to serve until the 2027 annual meeting of stockholders, as follows:

	FOR	WITHHELD	BROKER NON- VOTES
Panagiotis (Pete) Apostolou	14,587,912	3,000,935	5,508,690
Irini Barlas	16,311,396	1,277,451	5,508,690
Ernie Garateix	17,019,685	569,162	5,508,690
Joseph Vattamattam	17,311,716	277,131	5,508,690
Paul L. Whiting	16,699,466	889,381	5,508,690
Richard Widdicombe	16,460,212	1,128,635	5,508,690

Proposal No. 2: Ratification of Appointment of Plante & Moran, PLLC to Serve as Independent Registered Public Accounting Firm

The ratification of Plante & Moran, PLLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was approved as follows:

FOR	AGAINST	ABSTAIN
22,960,126	63,723	73,688

Proposal No. 3: Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The results of the vote to approve, on an advisory basis, the compensation of the Company’s named executive officers was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
16,268,417	1,049,362	271,068	5,508,690

Proposal No. 4: Approval, on Advisory Basis, of the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers

The results of the vote to approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers was as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON- VOTES
15,365,458	91,456	1,888,824	243,109	5,508,690

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE INSURANCE HOLDINGS, INC.

Date: June 11, 2026	By:	/s/ Kirk Lusk
Kirk Lusk Chief Financial Officer